UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On June 25, 2014, WellCare Health Plans, Inc. (the “Company” or “WellCare”) received from the State of Florida’s Agency for Health Care Administration (“AHCA”) executed Amendment No. 1 (“Amendment No. 1”) to Contract No. FP020 (the “Florida MMA Contract”) between AHCA and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida), a wholly-owned subsidiary of the Company (“WellCare of Florida”) which governs the services WellCare of Florida provides under the Managed Medical Assistance component (the “MMA program”) of Florida’s Statewide Medicaid Managed Care program.
Amendment No. 1, which is effective as of June 1, 2014 amends and restates Attachments I and II of the Florida MMA Contract to, among other things, reflect an estimated overall 2.2% decrease in the rates payable to WellCare of Florida under the Florida MMA Contract. The rates were amended to reflect changes in the MMA implementation schedule and certain other factors. We estimate that the rate changes will not have a significant impact on our gross margin. The amended rates were reflected in the Company’s financial outlook for the year ended December 31, 2014 as updated on May 6, 2014.
Pursuant to the Florida MMA Contract, WellCare of Florida offers Medicaid coordinated care plans to eligible beneficiaries in eight of Florida’s 11 Medicaid regions. Regions 2, 3 and 4 launched on May 1, 2014. Regions 5, 6 and 8 launched on June 1, 2014. Regions 10 and 11 are expected to launch on July 1, 2014; and Regions 1, 7 and 9 are expected to launch on August 1, 2014.
The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Florida MMA Contract. The above description is qualified by reference to Exhibit I-C to Attachment I to Amendment No. 1, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company anticipates filing the complete text of Amendment No. 1 as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2014.
Cautionary Statement Regarding Forward-Looking Statements
The information furnished in this Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, WellCare’s estimates relating to the rates and the timing of the launching of the MMA program in certain regions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, future changes in health care law, WellCare’s ability to estimate and manage medical benefits effectively, the demographic mix of members in the MMA program, future changes in the MMA program and the ability of AHCA to launch the MMA program on its announced timeline.
Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2013 and WellCare’s Quarterly Report on Form 10-Q for the period ended March 31, 2014 and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Exhibit I-C to Attachment I to Amendment No. 1 to Contract No. FP020 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2014	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Exhibit I-C to Attachment I to Amendment No. 1 to Contract No. FP020 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida)